UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________
\Date of Report (Date of earliest event reported): May 18, 2017

GERMAN AMERICAN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Indiana
(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)
711 Main Street Box 810 Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 5.07.     Submission of Matters to a Vote of Security Holders.

(a)    German American Bancorp, Inc. (the “Company”) held its annual meeting of shareholders on May 18, 2017.

(b)    At the close of business on March 13, 2017, the record date for the annual meeting, 15,261,431 of the Company’s common shares were issued and outstanding. Matters voted upon at the annual meeting were as follows:

1.Election of four directors to serve until the 2020 annual meeting of shareholders;

2.Approval, on an advisory basis, of the compensation of the Company’s executive officers named in the compensation disclosures in the annual meeting proxy statement;

3.Selection, by a non-binding advisory vote, of the frequency of the advisory vote on executive compensation; and

4.Approval, on an advisory basis, of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The final results of the votes taken at the annual meeting were as follows:

Proposal 1 - Election of four directors to serve until the 2020 annual meeting of shareholders:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes	Uncast Votes
Christina M. Ernst	8,866,615	1,159,240	2,893,262	4,558
Chris A. Ramsey	8,535,798	1,272,117	2,893,262	222,498
M. Darren Root	8,848,514	1,178,844	2,893,262	3,054
Mark A. Schroeder	8,894,112	1,128,557	2,893,262	7,744

Each director nominee was elected to the Company’s Board of Directors by a plurality of the votes cast among all nominees.

Proposal 2 - Approval, on an advisory basis, of the compensation of the Company’s executive officers named in the compensation disclosures in the annual meeting proxy statement:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,744,493	183,527	102,392	2,893,262

The compensation of the Company’s executive officers was approved by a majority of the votes cast.

Proposal 3 - Selection, by a non-binding advisory vote, of the frequency of the advisory vote on executive compensation:

One Year	Two Years	Three Years	Votes Abstained
3,610,123	361,702	5,946,207	112,379

A majority of the votes cast advised that the vote on executive compensation should occur every three years.

Proposal 4 - Approval, on an advisory basis, of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2017:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
12,743,473	116,478	63,723	0

The appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2017 was approved by a majority of the votes cast.

(c)    Not applicable.

(d)    Based upon the results set forth above for the advisory vote on the frequency of future advisory votes on executive compensation, the Company has determined that future advisory votes on executive compensation will be submitted to shareholders every three years.

* * * * * *

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC. By: /s/ Mark A. Schroeder Mark A. Schroeder, Chairman of the Board and Chief Executive Officer

Dated: May 19, 2017